                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 20, 2001
                        ---------------------------------
                        (Date of earliest event reported)

                               RAYOVAC CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          WISCONSIN                 001-13615                   22-2423556
----------------------------       -----------              -------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                601 RAYOVAC DRIVE, MADISON, WISCONSIN 53711-2497
               --------------------------------------------------
                   (Address of principal executive offices
                               including zip code)

                                 (608) 275-3340
               ---------------------------------------------------
               (Registrant's telephone number including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure.

         Pursuant to a Purchase Agreement dated as of June 20, 2001 (the "Purchase Agreement"), Rayovac Corporation (the "Company") agreed to sell 3,500,000 shares (the "Company Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and certain shareholders identified in the Purchase Agreement (the "Selling Shareholders") agreed to sell 4,000,000 shares of Common Stock (the "Secondary Shares"), in a public offering underwritten by Salomon Smith Barney, Inc. and certain other underwriters identified in the Purchase Agreement (collectively, the "Underwriters"). In connection with the underwritten offering, the Selling Shareholders will grant the Underwriters the option to purchase up to 1,125,000 additional shares of Common Stock (the "Option Securities" and, together with the Company Shares and Secondary Shares, the "Securities") to cover over-allotments, if any. The Securities will be issued off of the Company's existing shelf registration statement on Form S-3 (Registration No. 333-59086) (the "Registration Statement"). The offering is scheduled to close on June 26, 2001. The Securities are being purchased by the Underwriters for $18.575 per share and will be resold by the Underwriters in negotiated transactions.

         Net proceeds of the sale of the Company Shares will be used to reduce debt. Rayovac will not receive any proceeds from the sale of the Secondary Shares or the Option Securities.

         The purpose of this report is to file as an exhibit, in connection with the Registration Statement, the Purchase Agreement dated June 20, 2001 by and among the Company, the Selling Shareholders and the Underwriters.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

1.1 Purchase Agreement, dated as of June 20, 2001, between Rayovac Corporation, the underwriters named in Schedule A thereto and the selling shareholders named in Schedule B thereto.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RAYOVAC CORPORATION

                                   By: /s/ Randall J. Steward
                                       -----------------------------------
Date:  June 21, 2001                   Randall J. Steward
                                       Executive Vice President of
                                       Administration and Chief
                                       Financial Officer

                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER      DESCRIPTION

     1.1 Purchase Agreement, dated as of June 20, 2001, between Rayovac Corporation, the underwriters named in Schedule A thereto and the selling shareholders named in Schedule B thereto.